UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2022 (April 20, 2022)

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EOG RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9743	47-0684736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Bagby, Sky Lobby 2
Houston, Texas  77002
(Address of principal executive offices) (Zip Code)

713-651-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EOG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EOG RESOURCES, INC.

Item 5.07     Submission of Matters to a Vote of Security Holders.

2022 Annual Meeting of Stockholders

The 2022 annual meeting of stockholders (2022 Annual Meeting) of EOG Resources, Inc. (EOG) was held on April 20, 2022, via live webcast, for the following purposes: (i) to elect ten directors to hold office until EOG’s 2023 annual meeting of stockholders and until their respective successors are duly elected and qualified; (ii) to ratify the appointment by the Audit Committee of the Board of Directors (Board) of Deloitte & Touche LLP, independent registered public accounting firm, as EOG’s auditors for the year ending December 31, 2022; and (iii) to hold a non-binding advisory vote on the compensation of EOG’s named executive officers.

At the close of business on February 24, 2022, the record date for the 2022 Annual Meeting, there were 585,389,455 shares of EOG common stock issued, outstanding and entitled to vote at the 2022 Annual Meeting. Proxies for the 2022 Annual Meeting were solicited by the Board pursuant to Regulation 14A under the Securities Exchange Act of 1934 (as amended).

Vote Results - Election of Directors

Each of the 10 nominees for director was duly elected by EOG’s stockholders, with votes as follows:

Nominee	Shares For	% of Shares Voted	Shares Against	Shares Abstaining	Broker Non-Votes

Janet F. Clark	472,072,369	95.51%	22,180,227	581,334	26,049,908
Charles R. Crisp	454,071,730	91.82%	40,425,416	336,784	26,049,908
Robert P. Daniels	467,514,498	94.55%	26,946,327	373,105	26,049,908
James C. Day	446,655,495	90.32%	47,833,932	344,503	26,049,908
C. Christopher Gaut	462,980,702	93.63%	31,474,509	378,719	26,049,908
Michael T. Kerr	469,967,950	95.04%	24,480,436	385,544	26,049,908
Julie J. Robertson	454,419,422	91.94%	39,835,460	579,048	26,049,908
Donald F. Textor	442,089,389	91.60%	40,504,914	12,239,627	26,049,908
William R. Thomas	450,688,830	93.38%	31,928,191	12,216,909	26,049,908
Ezra Y. Yacob	490,252,778	99.14%	4,231,835	349,317	26,049,908

Vote Results - Ratification of Auditors

The appointment of Deloitte & Touche LLP, independent registered public accounting firm, as EOG’s auditors for the year ending December 31, 2022, was ratified by EOG’s stockholders, with votes as follows:

Shares For	% of Shares Voted	Shares Against	Shares Abstaining	Broker Non-Votes
510,583,783	98.07%	10,018,075	281,980	-

Vote Results - “Say-on-Pay” Vote

With respect to the non-binding advisory vote on the compensation of EOG’s named executive officers, as disclosed in EOG’s definitive proxy statement for the 2022 Annual Meeting, the compensation of EOG’s named executive officers was approved by EOG’s stockholders by the following vote:

Shares For	% of Shares Voted	Shares Against	Shares Abstaining	Broker Non-Votes
456,207,028	92.30%	38,028,798	598,104	26,049,908

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOG RESOURCES, INC. (Registrant)

Date: April 25, 2022	By:	/s/ TIMOTHY K. DRIGGERS Timothy K. Driggers Executive Vice President and Chief Financial Officer (Principal Financial Officer and Duly Authorized Officer)

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